Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2015
Supplemental Cash Flow Elements [Abstract]
Supplemental Cash Flow Information

15.	Supplemental Cash Flow Information

a)	The changes in operating assets and liabilities for years ended December 31, 2015, 2014 and 2013 are as follows:

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2015	2014	2013
	$	$	$
Accounts receivable	(5,140)	9,957	(6,436)
Prepaid expenses	(494)	1,781	80
Accounts payable	2,127	(1,098)	(437)
Accrued liabilities	(1,581)	(6,759)	7,662
Unearned revenue and long-term unearned revenue	(562)	(536)	(6,956)
Restricted cash	(2,785)	—	4,258
Advances to and from affiliates	(23,714)	17,953	14,417
Other operating assets and liabilities	(2,038)	(2,476)	(2,510)

Total	(34,187)	18,822	10,078

b)

Cash interest paid (including realized losses on interest rate swaps) on long-term debt, advances from affiliates and capital lease obligations, net of amounts capitalized, during the years ended December 31, 2015, 2014 and 2013 totaled $94.5 million, $128.7 million, and $133.7 million, respectively.

c)	During the years ended December 31, 2015, 2014 and 2013, cash paid for corporate income taxes was $7.8 million, $2.3 million and $5.6 million, respectively.

d)

During 2013, the Partnership acquired two LNG carriers from Awilco for a purchase price of $205.0 million per vessel. The upfront prepayment of charter hire of $51.0 million (inclusive of a $1.0 million upfront fee) per vessel was used to offset the purchase price and was treated as a non-cash transaction in the Partnership’s consolidated statements of cash flows.

e)

During 2014 and 2013, the sales of the Tenerife Spirit, Huelva Spirit, and Algeciras Spirit conventional tankers resulted in the vessels under capital lease being returned to the owner and the capital lease obligations concurrently extinguished. Therefore, the sales of the Algeciras Spirit and Huelva Spirit under capital lease of $56.2 million in 2014 and the sale of the Tenerife Spirit under capital lease of $29.7 million in 2013 and the concurrent extinguishment of the corresponding capital lease obligations of $56.2 million in 2014 and $29.7 million in 2013 were treated as non-cash transactions in the Partnership’s consolidated statements of cash flows.

f)

During 2014, the Partnership acquired an LPG carrier, the Norgas Napa, from Skaugen for $27.0 million, of which $21.6 million was paid in cash upon delivery and the remaining $5.4 million is an interest-bearing loan to Skaugen.

g)

A portion of the dividends declared by the Teekay Tangguh Joint Venture on February 1, 2014 that was used to settle advances made by the Teekay Tangguh Joint Venture to BLT LNG Tangguh Corporation and P.T. Berlian Laju Tanker of $14.4 million, was treated as a non-cash transaction in the Partnership’s consolidated statements of cash flows.

h)

As described in Notes 6c – Equity Method Investments and 14d – Commitments and Contingencies, during 2014, the Partnership acquired BG’s ownership interest in the BG Joint Venture. As compensation, the Partnership assumed BG’s obligation (net of an agreement by BG to pay the Partnership approximately $20.3 million) to provide shipbuilding supervision and crew training services for the four LNG carrier newbuildings up to their delivery dates pursuant to a ship construction support agreement. The estimated fair value of the assumed obligation of approximately $33.3 million was used to offset the purchase price and the Partnership’s receivable from BG and was treated as a non-cash transaction in the Partnership’s consolidated statements of cash flows.